Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended June 30, 2024

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
High	$5.10	$5.36	$5.92	$5.43	$4.92
Low	$4.30	$4.21	$4.06	$4.20	$4.10
Closing (end of period)	$4.63	$4.69	$5.17	$4.62	$4.43

Dividends per common share	$0.035	$0.035	$0.035	$0.035	$0.035
Annualized dividends per common share	$0.14	$0.14	$0.14	$0.14	$0.14
Dividend yield (on closing share price)	3.0%	3.0%	2.7%	3.0%	3.2%

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

			Change at the
	Full Year 2024		Midpoint of
(Amounts per diluted share)	Low	High	Prior Guidance
Estimated net loss attributable to common stockholders	$(0.11)	$(0.07)
Our share of real estate depreciation and amortization	0.92	0.92
Estimated FFO (1)	0.81	0.85
Adjustments for non-core items (2)	(0.05)	(0.05)
Estimated Core FFO (1)(3)	$0.76	$0.80	$-

Operating Assumptions:
Leasing Activity (square feet)	725,000	900,000	-
PGRE's share of Same Store Leased % (1) at year end	86.1%	88.1%	-
Decrease in PGRE's share of Same Store Cash NOI (1)	(4.5%)	(2.5%)	1.0%
Decrease in PGRE's share of Same Store NOI (1)	(3.5%)	(1.5%)	0.5%

Financial Assumptions (at share):
Estimated net loss	$(25,500)	$(15,500)	$(3,500)
Depreciation and amortization	215,500	215,500	2,500
General and administrative expenses	65,500	63,500	1,000
Interest and debt expense, including amortization of deferred financing costs	143,500	141,500	1,500
Other, net (primarily non-cash gain on extinguishment of IPO related tax liability)	(12,000)	(12,000)	1,000
Fee and other income, net of income taxes	(33,000)	(34,000)	-
NOI (1)	354,000	359,000	2,500
Straight-line rent adjustments and above and below-market lease revenue, net	(20,000)	(21,000)	-
Cash NOI (1)	$334,000	$338,000	$2,500

(1)
See page 54 for our definition of this measure.
(2)
Represents non-core items for the six months ended June 30, 2024, that are listed in the table on page 11. The Company is not making projections for non-core items that may impact its financial results for the remainder of 2024, which may include realized and unrealized gains or losses on real estate related fund investments, acquisition and transaction related costs and other items that are not included in Core FFO.
(3)
We are updating and narrowing our Estimated Core FFO Guidance for the full year of 2024, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 31, 2024 and otherwise to be referenced during our conference call scheduled for August 1, 2024. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Net (loss) income per share - basic and diluted	$(0.04)	$(0.22)	$0.05	$0.01	$(0.21)

Core FFO (1) per share - diluted	$0.20	$0.17	$0.22	$0.42	$0.42

PGRE's share of Adjusted EBITDAre (1)	$82,032	$71,184	$86,921	$168,953	$160,275

PGRE's share of Cash NOI (1)	$86,543	$87,979	$88,977	$175,520	$177,779

PGRE's share of NOI (1)	$90,636	$79,547	$93,583	$184,219	$175,748

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended June 30, 2024 vs. June 30, 2023	0.1%	(1.3%)

Six Months Ended June 30, 2024 vs. June 30, 2023	(0.7%)	(2.4%)

PORTFOLIO STATISTICS (at PGRE’s Share)

					% Change
					June 30, 2024	June 30, 2024	June 30, 2024
	2024		2023		vs.	vs.	vs.
Same Store Leased % (1)	June 30,	March 31,	December 31,	June 30,	March 31, 2024	December 31, 2023	June 30, 2023
New York	86.9%	90.1%	90.2%	90.5%	(3.2%)	(3.3%)	(3.6%)
San Francisco	84.2%	85.5%	89.8%	91.6%	(1.3%)	(5.6%)	(7.4%)
Weighted Average	86.3%	89.1%	90.1%	90.7%	(2.8%)	(3.8%)	(4.4%)

(1)
See page 54 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2024	March 31, 2024	December 31, 2023
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,276,347	6,278,863	6,250,379
	8,242,584	8,245,100	8,216,616
Accumulated depreciation and amortization	(1,550,341)	(1,524,078)	(1,471,819)
Real estate, net	6,692,243	6,721,022	6,744,797
Cash and cash equivalents	307,461	276,235	428,208
Restricted cash	164,639	171,776	81,391
Accounts and other receivables	13,917	16,048	18,053
Real estate related fund investments	-	-	775
Investments in unconsolidated real estate related funds	4,536	4,603	4,549
Investments in unconsolidated joint ventures	130,087	132,788	132,239
Deferred rent receivable	353,769	353,826	351,209
Deferred charges, net	105,812	107,407	108,751
Intangible assets, net	57,612	62,609	68,005
Other assets	71,788	83,411	68,238
Total assets	$7,901,864	$7,929,725	$8,006,215

Liabilities:
Notes and mortgages payable, net	$3,672,103	$3,669,850	$3,803,484
Revolving credit facility	-	-	-
Accounts payable and accrued expenses	110,789	115,038	114,463
Dividends and distributions payable	8,382	8,376	8,360
Intangible liabilities, net	24,125	26,026	28,003
Other liabilities	30,802	31,774	37,017
Total liabilities	3,846,201	3,851,064	3,991,327

Equity:
Paramount Group, Inc. equity	3,181,913	3,199,050	3,203,285
Noncontrolling interests in:
Consolidated joint ventures	485,983	480,542	413,925
Consolidated real estate related funds	93,340	103,886	110,589
Operating Partnership	294,427	295,183	287,089
Total equity	4,055,663	4,078,661	4,014,888

Total liabilities and equity	$7,901,864	$7,929,725	$8,006,215

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30, 2024	June 30, 2023		March 31, 2024	June 30, 2024	June 30, 2023
Revenues:
Rental revenue (1)	$179,678	$165,506		$179,723	$359,401	$347,219
Fee and other income (1)	7,730	7,156		9,154	16,884	13,917
Total revenues	187,408	172,662		188,877	376,285	361,136

Expenses:
Operating	74,192	71,078		71,740	145,932	141,387
Depreciation and amortization	61,735	62,627		61,114	122,849	121,515
General and administrative	16,632	16,224		16,634	33,266	30,847
Transaction related costs	423	63		178	601	191
Total expenses	152,982	149,992		149,666	302,648	293,940

Other income (expense):
Loss from real estate related fund investments (1)	(27)	(42,644)		(43)	(70)	(39,094)
(Loss) income from unconsolidated real estate related funds	(15)	32		105	90	(146)
Loss from unconsolidated joint ventures	(771)	(28,402)	(2)	(1,346)	(2,117)	(34,164)	(2)
Interest and other income, net (1)	3,893	2,967		19,420	23,313	5,892
Interest and debt expense	(40,004)	(36,879)		(40,269)	(80,273)	(73,338)
(Loss) income before income taxes	(2,498)	(82,256)		17,078	14,580	(73,654)
Income tax expense	(362)	(573)		(347)	(709)	(861)
Net (loss) income	(2,860)	(82,829)		16,731	13,871	(74,515)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(6,269)	(5,351)		(5,206)	(11,475)	(10,992)
Consolidated real estate related funds	589	37,301		(762)	(173)	36,478
Operating Partnership	721	3,341		(898)	(177)	3,220
Net (loss) income attributable to common stockholders	$(7,819)	$(47,538)		$9,865	$2,046	$(45,809)
Per diluted share	$(0.04)	$(0.22)		$0.05	$0.01	$(0.21)

(1)
See page 10 for details.
(2)
Includes our share of a non-cash real estate impairment loss of $24,734 related to 60 Wall Street. See pages 30 and 32 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended				Six Months Ended
Rental Revenue:	June 30, 2024	June 30, 2023		March 31, 2024	June 30, 2024	June 30, 2023
Property rentals	$157,178	$156,015		$157,595	$314,773	$314,478
Tenant reimbursements	19,375	13,270		16,990	36,365	27,728
Straight-line rent adjustments	464	(7,511)	(1)	2,854	3,318	245	(1)
Amortization of above and below-market leases, net	1,632	1,448		1,340	2,972	2,484
Lease termination income	1,029	2,284		944	1,973	2,284
Total rental revenue	$179,678	$165,506		$179,723	$359,401	$347,219

(1)
Includes non-cash straight-line rent receivable write-offs aggregating $13,906 comprised of (i) a $7,343 write-off related to the surrendered JPMorgan Chase space and (ii) a $6,563 write-off related to the terminated SVB Securities lease.

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Asset management	$2,317	$2,326	$2,305	$4,622	$4,501
Property management	1,657	1,831	1,744	3,401	3,693
Acquisition, disposition, leasing and other	330	819	2,199	2,529	1,339
Total fee income	4,304	4,976	6,248	10,552	9,533
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	3,426	2,180	2,906	6,332	4,384
Total fee and other income	$7,730	$7,156	$9,154	$16,884	$13,917

	Three Months Ended				Six Months Ended
Loss from Real Estate Related Fund Investments	June 30, 2024	June 30, 2023		March 31, 2024	June 30, 2024	June 30, 2023
Net investment (loss) income	$(27)	$3,048		$732	$705	$7,709
Net realized and unrealized losses	-	(45,692)	(1)	(775)	(775)	(46,803)	(1)
Loss from real estate related fund investments	$(27)	$(42,644)		$(43)	$(70)	$(39,094)

(1)
Represents realized and unrealized losses on real estate mezzanine loan investments made by Fund X, of which our share, net of amounts attributable to noncontrolling interests, was $5,950 and $6,094 for the three and six months ended June 30, 2023, respectively.

	Three Months Ended			Six Months Ended
Interest and Other Income, net:	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Interest income, net	$3,893	$2,967	$3,983	$7,876	$5,892
Non-cash gain on extinguishment of IPO related tax liability	-	-	15,437	15,437	-
Total interest and other income, net	$3,893	$2,967	$19,420	$23,313	$5,892

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(2,860)	$(82,829)	$16,731	$13,871	$(74,515)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	65,035	72,096	64,424	129,459	140,527
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	24,734	-	-	24,734
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(15,585)	22,406	(15,885)	(31,470)	6,401
FFO attributable to the Operating Partnership	46,590	36,407	65,270	111,860	97,147
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,935)	(2,390)	(5,449)	(9,384)	(6,351)
FFO attributable to common stockholders (1)	$42,655	$34,017	$59,821	$102,476	$90,796
Per diluted share	$0.20	$0.16	$0.28	$0.47	$0.42

FFO attributable to the Operating Partnership	$46,590	$36,407	$65,270	$111,860	$97,147
Adjustments for non-core items:
Non-cash gain on extinguishment of IPO related tax liability	-	-	(15,437)	(15,437)	-
Non-core assets (2)	-	(1,660)	-	-	(3,276)
Our share of realized and unrealized gains and losses from consolidated and unconsolidated real estate related funds	(692)	5,618	720	28	3,756
Other, net (primarily adjustments related to unconsolidated joint ventures)	1,537	(642)	1,751	3,288	573
Core FFO attributable to the Operating Partnership	47,435	39,723	52,304	99,739	98,200
Amounts attributable to noncontrolling interests in the Operating Partnership	(4,007)	(2,608)	(4,366)	(8,373)	(6,422)
Core FFO attributable to common stockholders (1)	$43,428	$37,115	$47,938	$91,366	$91,778
Per diluted share	$0.20	$0.17	$0.22	$0.42	$0.42

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,204,870	217,003,931	217,105,686	217,155,278	216,784,737
Effect of dilutive securities	27,125	11,089	80,723	53,699	31,669
Denominator for FFO and Core FFO per diluted share	217,231,995	217,015,020	217,186,409	217,208,977	216,816,406

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$47,435	$39,723	$52,304	$99,739	$98,200
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	(1,116)	7,515	(3,387)	(4,503)	(176)
Amortization of above and below-market leases, net	(1,949)	(2,239)	(1,658)	(3,607)	(4,077)
Amortization of deferred financing costs	2,703	1,779	2,443	5,146	3,672
Amortization of stock-based compensation expense	5,068	4,214	6,194	11,262	9,331
Expenditures to maintain assets	(9,182)	(20,117)	(10,944)	(20,126)	(25,779)
Second generation tenant improvements and leasing commissions	(11,814)	(6,548)	(25,370)	(37,184)	(19,086)
Non-core assets (1)	-	1,591	-	-	2,138
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(682)	4,538	4,311	3,629	12,623
FAD attributable to the Operating Partnership	30,463	30,456	23,893	54,356	76,846
Amounts attributable to noncontrolling interests in the Operating Partnership	(2,573)	(1,999)	(1,995)	(4,568)	(5,024)
FAD attributable to common stockholders (2) (3)	$27,890	$28,457	$21,898	$49,788	$71,822

Dividends declared on common stock	$7,611	$7,606	$7,607	$15,218	$24,440

FAD payout ratio (2)	27.3%	26.7%	34.7%	30.6%	34.0%

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.
(3)
FAD attributable to common stockholders and FAD payout ratios are not necessarily indicative of future FAD amounts or future FAD payout ratios due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(2,860)	$(82,829)	$16,731	$13,871	$(74,515)
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	65,035	72,096	64,424	129,459	140,527
Interest and debt expense	42,258	42,746	42,787	85,045	86,419
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	24,734	-	-	24,734
Income tax expense	363	580	351	714	873
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(23,566)	14,935	(23,938)	(47,504)	(10,113)
PGRE's share of EBITDAre (1)	$81,230	$72,262	$100,355	181,585	167,925
Adjustments to arrive at Adjusted EBITDAre:
Non-cash gain on extinguishment of IPO related tax liability	-	-	(15,437)	(15,437)	-
Non-core assets (2)	-	(5,433)	-	-	(10,730)
Our share of EBITDAre from consolidated and unconsolidated real estate related funds	(735)	4,842	516	(219)	3,654
Other, net (primarily adjustments related to unconsolidated joint ventures)	1,537	(487)	1,487	3,024	(574)
PGRE's share of Adjusted EBITDAre (1)	$82,032	$71,184	$86,921	168,953	160,275

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(2,860)	$(82,829)	$16,731	$13,871	$(74,515)
Adjustments to arrive at NOI:
Fee income	(4,304)	(4,976)	(6,248)	(10,552)	(9,533)
Depreciation and amortization	61,735	62,627	61,114	122,849	121,515
General and administrative	16,632	16,224	16,634	33,266	30,847
Loss from real estate related fund investments	27	42,644	43	70	39,094
Loss from unconsolidated joint ventures	771	28,402	1,346	2,117	34,164
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,625	10,720	5,602	11,227	21,101
Interest and other income, net	(3,893)	(2,967)	(19,420)	(23,313)	(5,892)
Interest and debt expense	40,004	36,879	40,269	80,273	73,338
Income tax expense	362	573	347	709	861
Non-core assets (1)	-	(5,217)	-	-	(10,293)
Other, net	438	31	73	511	337
Amounts attributable to noncontrolling interests in consolidated joint ventures	(23,901)	(22,564)	(22,908)	(46,809)	(45,276)
PGRE's share of NOI (2)	$90,636	$79,547	$93,583	$184,219	$175,748
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,116)	7,515	(3,387)	(4,503)	(176)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,949)	(2,239)	(1,658)	(3,607)	(4,077)
Non-core assets (1)	-	299	-	-	560
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,028)	2,857	439	(589)	5,724
PGRE's share of Cash NOI (2)	$86,543	$87,979	$88,977	$175,520	$177,779

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2024
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(2,860)	$(4,941)	$16,268	$(14,187)
Adjustments to arrive at NOI:
Fee income	(4,304)	-	-	(4,304)
Depreciation and amortization	61,735	41,910	18,662	1,163
General and administrative	16,632	-	-	16,632
Loss from real estate related fund investments	27	-	-	27
Loss (income) from unconsolidated joint ventures	771	(56)	63	764
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,625	3,480	2,063	82
Interest and other income, net	(3,893)	(1,031)	(295)	(2,567)
Interest and debt expense	40,004	26,526	12,719	759
Income tax expense	362	8	79	275
Other, net	438	-	-	438
Amounts attributable to noncontrolling interests in consolidated joint ventures	(23,901)	(2,500)	(21,401)	-
PGRE's share of NOI (1) for the three months ended June 30, 2024	$90,636	$63,396	$28,158	$(918)
PGRE's share of NOI (1) for the three months ended June 30, 2023	$79,547	$58,813	$21,414	$(680)

PGRE's share of NOI for the three months ended June 30, 2024	$90,636	$63,396	$28,158	$(918)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,116)	(4,266)	3,327	(177)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,949)	(893)	(1,056)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,028)	(153)	(875)	-
PGRE's share of Cash NOI (1) for the three months ended June 30, 2024	$86,543	$58,084	$29,554	$(1,095)
PGRE's share of Cash NOI (1) for the three months ended June 30, 2023	$87,979	$63,056	$25,865	$(942)

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2024
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$13,871	$(6,219)	$29,257	$(9,167)
Adjustments to arrive at NOI:
Fee income	(10,552)	-	-	(10,552)
Depreciation and amortization	122,849	83,204	37,232	2,413
General and administrative	33,266	-	-	33,266
Loss from real estate related fund investments	70	-	-	70
Loss from unconsolidated joint ventures	2,117	1,630	365	122
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,227	7,035	4,110	82
Interest and other income, net	(23,313)	(1,824)	(681)	(20,808)
Interest and debt expense	80,273	53,099	25,664	1,510
Income tax expense	709	16	84	609
Other, net	511	-	-	511
Amounts attributable to noncontrolling interests in consolidated joint ventures	(46,809)	(5,176)	(41,633)	-
PGRE's share of NOI (1) for the six months ended June 30, 2024	$184,219	$131,765	$54,398	$(1,944)
PGRE's share of NOI (1) for the six months ended June 30, 2023	$175,748	$127,258	$50,302	$(1,812)

PGRE's share of NOI for the six months ended June 30, 2024	$184,219	$131,765	$54,398	$(1,944)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(4,503)	(8,175)	3,743	(71)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,607)	(1,508)	(2,099)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(589)	(265)	(324)	-
PGRE's share of Cash NOI (1) for the six months ended June 30, 2024	$175,520	$121,817	$55,718	$(2,015)
PGRE's share of Cash NOI (1) for the six months ended June 30, 2023	$177,779	$128,002	$51,529	$(1,752)

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2024	$86,543	$58,084	$29,554	$(1,095)
Non-same store adjustments:
Lease termination income	(1,029)	(1,029)	-	-
Other, net	1,476	372	9	1,095
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2024	$86,990	$57,427	$29,563	$-

	Three Months Ended June 30, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2023	$87,979	$63,056	$25,865	$(942)
Non-same store adjustments:
Lease termination income	(2,055)	(2,055)	-	-
Other, net	948	6	-	942
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2023	$86,872	$61,007	$25,865	$-

% Increase (decrease)	0.1%	(5.9%)	14.3%

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2024	$175,520	$121,817	$55,718	$(2,015)
Non-same store adjustments:
Lease termination income	(1,973)	(1,973)	-	-
Other, net	2,674	650	9	2,015
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2024	$176,221	$120,494	$55,727	$-

	Six Months Ended June 30, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2023	$177,779	$128,002	$51,529	$(1,752)
Non-same store adjustments:
Lease termination income	(2,055)	(2,055)	-	-
Other, net	1,763	11	-	1,752
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2023	$177,487	$125,958	$51,529	$-

% (Decrease) increase	(0.7%)	(4.3%)	8.1%

(1)
See page 54 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2024
	Total	New York		San Francisco		Other
PGRE's share of NOI for the three months ended June 30, 2024	$90,636	$63,396		$28,158		$(918)
Non-same store adjustments:
Lease termination income	(1,029)	(1,029)		-		-
Other, net	1,299	372		9		918
PGRE's share of Same Store NOI for the three months ended
June 30, 2024	$90,906	$62,739		$28,167		$-

	Three Months Ended June 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the three months ended June 30, 2023	$79,547	$58,813		$21,414		$(680)
Non-same store adjustments:
Lease termination income	(2,055)	(2,055)		-		-
Non-cash write-offs of straight-line rent receivables	13,906	6,563	(2)	7,343	(2)	-
Other, net	686	6		-		680
PGRE's share of Same Store NOI for the three months ended
June 30, 2023	$92,084	$63,327		$28,757		$-

% Decrease	(1.3%)	(0.9%)		(2.1%)

(1)
See page 54 for our definition of this measure.
(2)
Represents write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan Chase space at One Front Street in our San Francisco portfolio.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2024
	Total	New York		San Francisco		Other
PGRE's share of NOI for the six months ended June 30, 2024	$184,219	$131,765		$54,398		$(1,944)
Non-same store adjustments:
Lease termination income	(1,973)	(1,973)		-		-
Other, net	2,603	650		9		1,944
PGRE's share of Same Store NOI for the six months ended
June 30, 2024	$184,849	$130,442		$54,407		$-

	Six Months Ended June 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the six months ended June 30, 2023	$175,748	$127,258		$50,302		$(1,812)
Non-same store adjustments:
Lease termination income	(2,055)	(2,055)		-		-
Non-cash write-offs of straight-line rent receivables	13,906	6,563	(2)	7,343	(2)	-
Other, net	1,823	11		-		1,812
PGRE's share of Same Store NOI for the six months ended
June 30, 2023	$189,422	$131,777		$57,645		$-

% Decrease	(2.4%)	(1.0%)		(5.6%)

(1)
See page 54 for our definition of this measure.
(2)
Represents write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan Chase space at One Front Street in our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,241,357	$1,652,613	$1,125,631	$463,113
Cash and cash equivalents	113,229	79,992	14,117	19,120
Restricted cash	86,015	78	85,937	-
Accounts and other receivables	8,753	4,313	3,782	658
Deferred rent receivable	202,548	96,312	80,908	25,328
Deferred charges, net	41,580	20,416	13,659	7,505
Intangible assets, net	32,588	27,975	4,066	547
Other assets	12,022	1,998	8,426	1,598
Total Assets	$3,738,092	$1,883,697	$1,336,526	$517,869

Liabilities:
Notes and mortgages payable, net	$2,317,687	$1,244,606	$841,454	$231,627
Accounts payable and accrued expenses	53,697	15,336	26,985	11,376
Intangible liabilities, net	14,803	10,880	3,693	230
Other liabilities	5,917	910	4,895	112
Total Liabilities	2,392,104	1,271,732	877,027	243,345

Equity:
Paramount Group, Inc. equity	860,005	550,310	225,223	84,472
Noncontrolling interests	485,983	61,655	234,276	190,052
Total Equity	1,345,988	611,965	459,499	274,524

Total Liabilities and Equity	$3,738,092	$1,883,697	$1,336,526	$517,869

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,284,532	$1,675,890	$1,141,827	$466,815
Cash and cash equivalents	145,320	59,111	74,276	11,933
Restricted cash	1,319	78	1,241	-
Accounts and other receivables	9,871	3,814	5,323	734
Deferred rent receivable	207,938	99,426	84,395	24,117
Deferred charges, net	45,190	21,915	15,093	8,182
Intangible assets, net	38,209	32,044	5,407	758
Other assets	7,365	850	6,015	500
Total Assets	$3,739,744	$1,893,128	$1,333,577	$513,039

Liabilities:
Notes and mortgages payable, net	$2,450,401	$1,244,109	$974,764	$231,528
Accounts payable and accrued expenses	48,862	9,825	28,260	10,777
Intangible liabilities, net	17,180	11,903	4,959	318
Other liabilities	4,833	156	4,631	46
Total Liabilities	2,521,276	1,265,993	1,012,614	242,669

Equity:
Paramount Group, Inc. equity	804,543	563,957	157,341	83,245
Noncontrolling interests	413,925	63,178	163,622	187,125
Total Equity	1,218,468	627,135	320,963	270,370

Total Liabilities and Equity	$3,739,744	$1,893,128	$1,333,577	$513,039

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$105,619	$48,371	$43,048	$14,200
Total operating expenses	37,146	19,973	12,823	4,350
Net operating income (1)	68,473	28,398	30,225	9,850
Depreciation and amortization	(30,745)	(15,851)	(10,848)	(4,046)
Interest and other income, net	1,067	772	154	141
Interest and debt expense	(22,420)	(9,701)	(10,061)	(2,658)
Income before income taxes	16,375	3,618	9,470	3,287
Income tax expense	(87)	(8)	(79)	-
Net income	$16,288	$3,610	$9,391	$3,287

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,861	$3,247	$4,597	$1,017
Management fee income	1,158	346	215	597
PGRE's share of net income	10,019	3,593	4,812	1,614
Real estate depreciation and amortization	20,840	14,266	5,315	1,259
FFO/Core FFO (1)	$30,859	$17,859	$10,127	$2,873

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$7,427	$363	$4,794	$2,270
Management fee expense	(1,158)	(346)	(215)	(597)
Net income attributable to noncontrolling interests	6,269	17	4,579	1,673
Real estate depreciation and amortization	9,905	1,585	5,533	2,787
FFO/Core FFO (1)	$16,174	$1,602	$10,112	$4,460

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$104,119	$50,394	$41,321	$12,404
Total operating expenses	35,089	18,785	12,122	4,182
Net operating income (1)	69,030	31,609	29,199	8,222
Depreciation and amortization	(28,747)	(14,197)	(10,671)	(3,879)
Interest and other income, net	715	505	164	46
Interest and debt expense	(22,386)	(9,702)	(10,193)	(2,491)
Income before income taxes	18,612	8,215	8,499	1,898
Income tax benefit (expense)	96	(5)	128	(27)
Net income	$18,708	$8,210	$8,627	$1,871

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$12,186	$7,389	$4,220	$577
Management fee income	1,171	419	192	560
PGRE's share of net income	13,357	7,808	4,412	1,137
Real estate depreciation and amortization	19,209	12,777	5,229	1,203
FFO/Core FFO (1)	$32,566	$20,585	$9,641	$2,340

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,522	$821	$4,407	$1,294
Management fee expense	(1,171)	(419)	(192)	(560)
Net income attributable to noncontrolling interests	5,351	402	4,215	734
Real estate depreciation and amortization	9,538	1,420	5,442	2,676
FFO/Core FFO (1)	$14,889	$1,822	$9,657	$3,410

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$208,256	$97,177	$83,804	$27,275
Total operating expenses	71,619	38,591	24,762	8,266
Net operating income (1)	136,637	58,586	59,042	19,009
Depreciation and amortization	(62,253)	(32,589)	(21,652)	(8,012)
Interest and other income, net	1,955	1,274	428	253
Interest and debt expense	(45,066)	(19,402)	(20,344)	(5,320)
Income before income taxes	31,273	7,869	17,474	5,930
Income tax expense	(98)	(16)	(81)	(1)
Net income	$31,175	$7,853	$17,393	$5,929

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$17,423	$7,067	$8,518	$1,838
Management fee income	2,277	687	433	1,157
PGRE's share of net income	19,700	7,754	8,951	2,995
Real estate depreciation and amortization	42,431	29,330	10,609	2,492
FFO/Core FFO (1)	$62,131	$37,084	$19,560	$5,487

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$13,752	$786	$8,875	$4,091
Management fee expense	(2,277)	(687)	(433)	(1,157)
Net income attributable to noncontrolling interests	11,475	99	8,442	2,934
Real estate depreciation and amortization	19,822	3,259	11,043	5,520
FFO/Core FFO (1)	$31,297	$3,358	$19,485	$8,454

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$206,068	$99,536	$81,293	$25,239
Total operating expenses	69,027	37,637	23,413	7,977
Net operating income (1)	137,041	61,899	57,880	17,262
Depreciation and amortization	(57,480)	(28,378)	(21,331)	(7,771)
Interest and other income, net	1,561	917	387	257
Interest and debt expense	(44,567)	(19,301)	(20,284)	(4,982)
Income before income taxes	36,555	15,137	16,652	4,766
Income tax benefit (expense)	75	(5)	127	(47)
Net income	$36,630	$15,132	$16,779	$4,719

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$23,291	$13,617	$8,214	$1,460
Management fee income	2,347	826	385	1,136
PGRE's share of net income	25,638	14,443	8,599	2,596
Real estate depreciation and amortization	38,408	25,541	10,453	2,414
FFO/Core FFO (1)	$64,046	$39,984	$19,052	$5,010

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$13,339	$1,515	$8,565	$3,259
Management fee expense	(2,347)	(826)	(385)	(1,136)
Net income attributable to noncontrolling interests	10,992	689	8,180	2,123
Real estate depreciation and amortization	19,072	2,837	10,878	5,357
FFO/Core FFO (1)	$30,064	$3,526	$19,058	$7,480

(1)
See page 54 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,572,781	$215,706	$225,980	$578,884	$50	$145,223	$267,936	$139,002
Cash and cash equivalents	90,761	26,277	22,726	18,000	15,080	3,833	2,929	1,916
Restricted cash	79,496	5,969	-	65,118	-	-	7,210	1,199
Accounts and other receivables	8,102	5,117	554	227	123	21	1,038	1,022
Deferred rent receivable	38,347	21,076	4,438	-	-	3,846	6,112	2,875
Deferred charges, net	15,667	8,941	1,755	-	-	-	4,045	926
Intangible assets, net	46,414	-	4,012	-	-	36,985	4,342	1,075
For-sale residential condominium units	236,635	-	-	-	236,635	-	-	-
Other assets	22,526	389	666	10,149	81	2,170	8,602	469
Total Assets	$2,110,729	$283,475	$260,131	$672,378	$251,969	$192,078	$302,214	$148,484

Liabilities:
Notes and mortgages payable, net	$1,756,732	$298,802	$187,148	$582,483	$-	$106,899	$415,038	$166,362
Accounts payable and accrued expenses	41,870	6,642	3,323	15,722	2,000	3,007	7,300	3,876
Intangible liabilities, net	2,881	-	2,231	-	-	-	301	349
Other liabilities	73,520	249	202	68,667	19	1,379	1,969	1,035
Total Liabilities	1,875,003	305,693	192,904	666,872	2,019	111,285	424,608	171,622

Total Equity	235,726	(22,218)	67,227	5,506	249,950	80,793	(122,394)	(23,138)

Total Liabilities and Equity	$2,110,729	$283,475	$260,131	$672,378	$251,969	$192,078	$302,214	$148,484

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,528,595	$219,297	$230,516	$517,147	$50	$147,046	$272,113	$142,426
Cash and cash equivalents	67,499	24,516	21,318	794	10,822	2,709	5,300	2,040
Restricted cash	99,856	5,480	-	80,600	49	-	12,286	1,441
Accounts and other receivables	8,601	4,960	585	150	123	20	1,539	1,224
Deferred rent receivable	35,448	18,844	4,242	-	-	3,130	6,145	3,087
Deferred charges, net	13,643	8,989	1,120	-	-	-	2,540	994
Intangible assets, net	52,164	-	6,283	-	-	38,548	5,809	1,524
For-sale residential condominium units	246,824	-	-	-	246,824	-	-	-
Other assets	26,487	227	269	11,538	130	1,097	13,032	194
Total Assets	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

Liabilities:
Notes and mortgages payable, net	$1,744,706	$298,596	$187,068	$575,000	$-	$107,764	$412,996	$163,282
Accounts payable and accrued expenses	92,770	7,542	5,025	62,148	2,663	1,266	9,830	4,296
Intangible liabilities, net	5,026	-	3,919	-	-	-	462	645
Other liabilities	5,692	178	208	1,408	25	663	2,967	243
Total Liabilities	1,848,194	306,316	196,220	638,556	2,688	109,693	426,255	168,466

Total Equity	230,923	(24,003)	68,113	(28,327)	255,310	82,857	(107,491)	(15,536)

Total Liabilities and Equity	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$38,493	$12,461	$8,174	$-	$1,771	(3)	$4,352	$8,136	$3,599
Total operating expenses	23,921	5,846	3,506	83	4,219	(3)	1,561	6,465	2,241
Net operating income (loss) (4)	14,572	6,615	4,668	(83)	(2,448)		2,791	1,671	1,358
Depreciation and amortization	(12,606)	(3,522)	(3,199)	-	-		(1,077)	(2,833)	(1,975)
Interest and other income, net	1,870	212	239	1,190	176		13	36	4
Interest and debt expense	(12,358)	(2,674)	(1,856)	-	-		(1,060)	(3,632)	(3,136)
(Loss) income before income taxes	(8,522)	631	(148)	1,107	(2,272)		667	(4,758)	(3,749)
Income tax expense	(9)	-	(2)	-	(1)		(3)	(3)	-
Net (loss) income	$(8,531)	$631	$(150)	$1,107	$(2,273)		$664	$(4,761)	$(3,749)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(5,452)	$316	$(60)	$56	$(796)		$60	$(3,192)	$(1,836)
Step-up basis adjustment	(31)	-	(3)	-	(2)		(26)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,712	(316)	-	-	-		-	3,192	1,836
PGRE's share of net (loss) income	(771)	-	(63)	56	(798)		34	-	-
Real estate depreciation and amortization	3,300	1,761	1,413	-	-		126	-	-
FFO (4)	2,529	1,761	1,350	56	(798)		160	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	316	316	-	-	-		-	-	-
FFO attributable to One Steuart Lane	798	-	-	-	798		-	-	-
Other non-core items	-	-	-	-	-		-	-	-
Core FFO (4)	$3,643	$2,077	$1,350	$56	$-		$160	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$44,246	$12,188	$8,061	$-	$2,921	(3)	$3,743	$14,201	$3,132
Total operating expenses	24,990	5,726	3,436	111	5,314	(3)	1,186	7,295	1,922
Net operating income (loss) (4)	19,256	6,462	4,625	(111)	(2,393)		2,557	6,906	1,210
Depreciation and amortization	(17,713)	(2,865)	(4,034)	-	(18)		(1,076)	(7,548)	(2,172)
Interest and other income (loss), net	783	241	155	(3)	57		11	317	5
Interest and debt expense	(17,915)	(2,674)	(1,856)	(4,869)	(1,074)		(1,036)	(3,522)	(2,884)
Real estate impairment loss	(455,893)	-	-	(455,893)	-		-	-	-
(Loss) income before income taxes	(471,482)	1,164	(1,110)	(460,876)	(3,428)		456	(3,847)	(3,841)
Income tax expense	(19)	-	(14)	-	-		(4)	(1)	-
Net (loss) income	$(471,501)	$1,164	$(1,124)	$(460,876)	$(3,428)		$452	$(3,848)	$(3,841)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(27,107)	$582	$(496)	$(22,422)	$(353)		$44	$(2,579)	$(1,883)
Step-up basis adjustment	(2,596)	-	(3)	(2,562)	(5)		(26)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	1,301	(582)	-	-	-		-	-	1,883
PGRE's share of net (loss) income	(28,402)	-	(499)	(24,984)	(358)		18	(2,579)	-
Real estate depreciation and amortization	9,469	1,433	1,782	-	6		126	5,057	1,065
Real estate impairment loss	24,734	-	-	24,734	-		-	-	-
FFO (4)	5,801	1,433	1,283	(250)	(352)		144	2,478	1,065
Adjustments to equity in earnings of unconsolidated joint ventures	(1,301)	582	-	-	-		-	-	(1,883)
FFO attributable to One Steuart Lane	352	-	-	-	352		-	-	-
Adjustments for non-core assets	(1,660)	-	-	-	-		-	(2,478)	818
Other non-core items	244	-	-	244	-		-	-	-
Core FFO (4)	$3,436	$2,015	$1,283	$(6)	$-		$144	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$89,427	$25,243	$16,169	$-	$15,837	(3)	$8,227	$16,745	$7,206
Total operating expenses	56,360	11,870	6,893	101	16,403	(3)	3,489	13,068	4,536
Net operating income (loss) (4)	33,067	13,373	9,276	(101)	(566)		4,738	3,677	2,670
Depreciation and amortization	(25,768)	(6,628)	(6,893)	-	-		(2,152)	(6,067)	(4,028)
Interest and other income, net	2,496	388	476	1,188	330		25	81	8
Interest and debt expense	(29,947)	(5,347)	(3,713)	(5,255)	-		(2,138)	(7,244)	(6,250)
(Loss) income before income taxes	(20,152)	1,786	(854)	(4,168)	(236)		473	(9,553)	(7,600)
Income tax expense	(25)	-	(8)	(2)	(3)		(4)	(5)	(3)
Net (loss) income	$(20,177)	$1,786	$(862)	$(4,170)	$(239)		$469	$(9,558)	$(7,603)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(9,853)	$893	$(360)	$(207)	$(84)		$39	$(6,409)	$(3,725)
Step-up basis adjustment	(81)	-	(5)	-	(23)		(53)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	7,817	(893)	-	(1,424)	-		-	6,409	3,725
PGRE's share of net loss	(2,117)	-	(365)	(1,631)	(107)		(14)	-	-
Real estate depreciation and amortization	6,610	3,314	3,044	-	-		252	-	-
FFO (4)	4,493	3,314	2,679	(1,631)	(107)		238	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,317	893	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	107	-	-	-	107		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (4)	$7,180	$4,207	$2,679	$56	$-		$238	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$86,224	$24,407	$15,925	$-	$2,921	(3)	$8,346	$28,286	$6,339
Total operating expenses	49,691	11,555	6,912	215	8,477	(3)	3,907	14,621	4,004
Net operating income (loss) (4)	36,533	12,852	9,013	(215)	(5,556)		4,439	13,665	2,335
Depreciation and amortization	(35,478)	(5,655)	(8,149)	-	(37)		(2,048)	(15,113)	(4,476)
Interest and other income (loss), net	1,492	496	280	(5)	56		7	634	24
Interest and debt expense	(33,361)	(5,319)	(3,713)	(4,869)	(4,792)		(2,027)	(6,987)	(5,654)
Real estate impairment loss	(455,893)	-	-	(455,893)	-		-	-	-
(Loss) income before income taxes	(486,707)	2,374	(2,569)	(460,982)	(10,329)		371	(7,801)	(7,771)
Income tax expense	(30)	-	(19)	-	(2)		(4)	(3)	(2)
Net (loss) income	$(486,737)	$2,374	$(2,588)	$(460,982)	$(10,331)		$367	$(7,804)	$(7,773)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(34,151)	$1,187	$(1,133)	$(22,427)	$(2,769)		$35	$(5,234)	$(3,810)
Step-up basis adjustment	(2,636)	-	(5)	(2,574)	(5)		(52)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,623	(1,187)	-	-	-		-	-	3,810
PGRE's share of net loss	(34,164)	-	(1,138)	(25,001)	(2,774)		(17)	(5,234)	-
Real estate depreciation and amortization	19,012	2,828	3,598	12	13		241	10,126	2,194
Real estate impairment loss	24,734	-	-	24,734	-		-	-	-
FFO (4)	9,582	2,828	2,460	(255)	(2,761)		224	4,892	2,194
Adjustments to equity in earnings of unconsolidated joint ventures	(2,623)	1,187	-	-	-		-	-	(3,810)
FFO attributable to One Steuart Lane	2,761	-	-	-	2,761		-	-	-
Adjustments for non-core assets	(3,276)	-	-	-	-		-	(4,892)	1,616
Other non-core items	244	-	-	244	-		-	-	-
Core FFO (4)	$6,688	$4,015	$2,460	$(11)	$-		$224	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2024				As of June 30, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$12,084	$425	$11,659		$15,077
Accounts and other receivables	11	-	11		-
Real estate related fund investments (2)	-	-	-		333,383
Investments in unconsolidated joint ventures	88,050	-	88,050	(3)	-
Other assets	13	13	-		583
Total Assets	$100,158	$438	$99,720		$349,043

Liabilities:
Accounts payable and accrued expenses	$66	$34	$32		$83
Other liabilities	7	4	3		1
Total Liabilities	73	38	35		84

Equity:
Paramount Group, Inc. equity	6,745	52	6,693		4,536
Joint Venture Partners' equity	93,340	348	92,992		344,423
Total Equity	100,085	400	99,685		348,959

Total Liabilities and Equity	$100,158	$438	$99,720		$349,043

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023				As of December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$29,715	$9,353	$20,362		$14,274
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	775	775	-		335,353
Investments in unconsolidated joint ventures	89,949	-	89,949	(3)	-
Other assets	9	9	-		459
Total Assets	$120,582	$10,137	$110,445		$350,086

Liabilities:
Accounts payable and accrued expenses	$90	$55	$35		$88
Other liabilities	1,019	1,014	5		1
Total Liabilities	1,109	1,069	40		89

Equity:
Paramount Group, Inc. equity	8,884	1,181	7,703		4,549
Joint Venture Partners' equity	110,589	7,887	102,702		345,448
Total Equity	119,473	9,068	110,405		349,997

Total Liabilities and Equity	$120,582	$10,137	$110,445		$350,086

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended June 30, 2024			June 30, 2024
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment (loss) income	$(27)	$(27)	$-	$2,466
Net unrealized losses	-	-	-	(3,640)
Loss from real estate related fund investments	(27)	(27)	-	(1,174)
Loss from unconsolidated joint ventures	(798)	-	(798)	-
Interest and other income, net	187	-	187	-
Net loss	$(638)	$(27)	$(611)	$(1,174)

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net loss / FFO	$(49)	$(3)	$(46)	$(15)
FFO attributable to One Steuart Lane	59	-	59	-
Realized and unrealized gains and losses from real estate related fund investments	-	-	-	47
Core FFO (2)	$10	$(3)	$13	$32

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss / FFO	$(589)	$(24)	$(565)
FFO attributable to One Steuart Lane	739	-	739
Core FFO (2)	$150	$(24)	$174

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended June 30, 2023			June 30, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Fund	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$3,048	$3,048	$-	$1,967
Net realized losses	(1,224)	(1,224)	-	-
Net unrealized (losses) gains	(44,468)	(44,468)	-	514
(Loss) income from real estate related fund investments	(42,644)	(42,644)	-	2,481
Loss from unconsolidated joint ventures	(358)	-	(358)	-
Interest and other income, net	449	-	449	-
Net (loss) income	$(42,553)	$(42,644)	$91	$2,481

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net (loss) income	$(5,551)	$(5,553)	$2	$32
Management fee income	299	299	-	-
PGRE's share of net (loss) income	(5,252)	(5,254)	2	32
Real estate depreciation and amortization	-	-	-	-
FFO (2)	(5,252)	(5,254)	2	32
FFO attributable to One Steuart Lane	26	-	26	-
Realized and unrealized gains and losses from real estate related fund investments	5,950	5,950	-	(6)
Core FFO (2)	$724	$696	$28	$26

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net (loss) income	$(37,002)	$(37,091)	$89
Management fee expense	(299)	(299)	-
Net (loss) income attributable to joint venture partners	(37,301)	(37,390)	89
Real estate depreciation and amortization	6	-	6
FFO (2)	(37,295)	(37,390)	95
FFO attributable to One Steuart Lane	326	-	326
Realized and unrealized gains and losses from real estate related fund investments	39,742	39,742	-
Core FFO (2)	$2,773	$2,352	$421

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Six Months Ended
	Six Months Ended June 30, 2024			June 30, 2024
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$705	$705	$-	$8,985
Net unrealized losses	(775)	(775)	-	(2,021)
(Loss) income from real estate related fund investments	(70)	(70)	-	6,964
Loss from unconsolidated joint ventures	(107)	-	(107)	-
Interest and other income, net	387	-	387	-
Net income (loss)	$210	$(70)	$280	$6,964

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net income / FFO	$37	$4	$33	$90
FFO attributable to One Steuart Lane	8	-	8	-
Realized and unrealized gains and losses from real estate related fund investments	101	101	-	26
Core FFO (2)	$146	$105	$41	$116

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net income (loss) / FFO	$173	$(74)	$247
FFO attributable to One Steuart Lane	99	-	99
Realized and unrealized gains and losses from real estate related fund investments	674	674	-
Core FFO (2)	$946	$600	$346

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Six Months Ended
	Six Months Ended June 30, 2023			June 30, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Fund	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$7,709	$7,709	$-	$5,541
Net realized losses	(1,224)	(1,224)	-	-
Net unrealized losses	(45,579)	(45,579)	-	(16,888)
Loss from real estate related fund investments	(39,094)	(39,094)	-	(11,347)
Loss from unconsolidated joint ventures	(2,774)	-	(2,774)	-
Interest and other income, net	612	-	612	-
Loss before income taxes	(41,256)	(39,094)	(2,162)	(11,347)
Income tax expense	(1)	-	(1)	-
Net loss	$(41,257)	$(39,094)	$(2,163)	$(11,347)

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net loss	$(5,349)	$(5,091)	$(258)	$(146)
Management fee income	570	570	-	-
PGRE's share of net loss	(4,779)	(4,521)	(258)	(146)
Real estate depreciation and amortization	-	-	-	-
FFO (2)	(4,779)	(4,521)	(258)	(146)
FFO attributable to One Steuart Lane	205	-	205	-
Realized and unrealized gains and losses from real estate related fund investments	6,094	6,094	-	218
Core FFO (2)	$1,520	$1,573	$(53)	$72

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss	$(35,908)	$(34,003)	$(1,905)
Management fee expense	(570)	(570)	-
Net loss attributable to joint venture partners	(36,478)	(34,573)	(1,905)
Real estate depreciation and amortization	13	-	13
FFO (2)	(36,465)	(34,573)	(1,892)
FFO attributable to One Steuart Lane	2,556	-	2,556
Realized and unrealized gains and losses from real estate related fund investments	40,709	40,709	-
Core FFO (2)	$6,800	$6,136	$664

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of June 30, 2024
Debt (1):		At 100%	At PGRE's Share (2)		Excluding Non-Core Debt (3)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,183,160	272,099		272,099
Non-core unconsolidated joint ventures debt		581,911	359,931		-
Revolving Credit Facility (unsecured debt)		-	-		-
Total debt		$5,457,121	3,605,710	(A)	3,245,779	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2024
Common stock	217,455,051	$4.63	1,006,817		1,006,817
Operating Partnership units	20,103,251	4.63	93,078		93,078
Total equity	237,558,302	4.63	1,099,895		1,099,895

Total Market Capitalization			$4,705,605		$4,345,674

PGRE's share of cash and cash equivalents and restricted cash (2)			$417,758	(B)	$409,438	(B)

PGRE's share of net debt (2) (A - B)			$3,187,952		$2,836,341

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (2)			9.7x		8.6x

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
See page 54 for our definition of this measure.
(3)
Excludes debt on Market Center and 111 Sutter Street.

DEBT ANALYSIS

(unaudited)

Revolving Credit Facility Covenants: (1)	Required	Actual	PGRE's Share of Total Debt (2) Composition
Total Debt / Total Assets	Less than 60%	46.8%		Weighted Average
Secured Debt / Total Assets	Less than 50%	46.8%		Interest Rate	Years to Maturity
Fixed Charge Coverage	Greater than 1.5x	2.79x	Secured vs. Unsecured Debt:
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	Secured Debt	3.92%	3.1
Unencumbered Interest Coverage	Greater than 1.75x	37.50x	Unsecured Debt	- %	-
			Total	3.92%	3.1

			Fixed vs. Floating Rate Debt:
			Fixed Rate Debt	3.31%	3.3
			Floating Rate Debt	8.01%	2.1
			Total	3.92%	3.1

(1)
This section presents ratios as of June 30, 2024 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.
(2)
See page 54 for our definition of this measure.

DEBT MATURITIES

(unaudited and in thousands)

Notes and mortgages payable (secured)	Paramount	PGRE's Share of Debt
Consolidated Debt:	Ownership	2024	2025	2026	2027	2028	Thereafter	Total	Rate
31 West 52nd Street ($500,000)	100.0%	$-	$-	$500,000	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-	-	860,000	-	-	-	860,000	4.87%	(1)
300 Mission Street ($232,050)	31.1%	-	-	72,168	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-	-	-	416,500	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-	-	-	-	-	1,125,012	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-	-	82,669	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-	-	-	150,000	-	-	150,000	3.39%
Oder-Center, Germany ($10,483)	9.5%	-	-	-	-	996	-	996	5.50%
60 Wall Street ($587,177)	5.0%	-	-	-	-	-	29,418	29,418	9.70%	(2)
1600 Broadway ($98,000)	9.2%	-	-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt:
111 Sutter Street ($166,387)	49.0%	-	81,530	-	-	-	-	81,530	7.48%	(3)
Market Center ($415,524)	67.0%	-	278,401	-	-	-	-	278,401	3.23%	(4)

Revolving Credit Facility (unsecured)	100.0%	-	-	-	-	-	-	-	-%

PGRE's Share of Total Debt (5)		$-	$359,931	$1,514,837	$566,500	$996	$1,163,446	$3,605,710
Weighted average rate		-%	4.19%	4.44%	3.90%	5.50%	3.16%	3.92%
% of debt maturing		-%	10.0%	42.0%	15.7%	0.0%	32.3%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Assets		$-	$-	$1,514,837	$566,500	$996	$1,163,446	$3,245,779
Weighted average rate		-%	-%	4.44%	3.90%	5.50%	3.16%	3.89%
% of debt maturing		-%	-%	46.7%	17.5%	0.0%	35.8%	100.0%

(1)
Consists of (i) $500,000 of variable rate loans that have been fixed at 2.49% by interest rate swaps through August 2024 and (ii) $360,000 of variable rate loans that bear interest at SOFR plus 368 basis points, where SOFR has been capped at 4.50% through August 2024.
(2)
Consists of (i) a $16,008 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $13,410 B-Note that will accrue interest at a fixed rate of 12.00%.
(3)
This loan bears interest at a rate of SOFR plus 215 basis points.
(4)
Consists of (i) a $269,340 variable rate loan that has been fixed at 3.11% by an interest rate swap through December 2024 and (ii) a $9,061 variable rate loan that bears interest at SOFR plus 161 basis points.
(5)
See page 54 for our definition of this measure.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Same Store Portfolio
Weighted average	86.3%	83.4%	$789,458	$92.79	10,323,270	-	10,323,270
PGRE's share	86.3%	82.7%	$597,894	$88.70	8,292,891	-	8,292,891

Non-Same Store Portfolio (3)
Weighted average	50.4%	50.2%	$43,681	$87.02	1,026,892	1,643,651	2,670,543
PGRE's share	48.6%	48.3%	$26,823	$86.99	638,271	82,347	720,618

Total Portfolio
Weighted average	83.0%	80.3%	$833,139	$92.47	11,350,162	1,643,651	12,993,813
PGRE's share	83.6%	80.3%	$624,717	$88.62	8,931,162	82,347	9,013,509

	Leased % (1) (at PGRE's Share)
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Total Portfolio
New York	86.9%	90.1%	90.2%	90.4%	90.5%
San Francisco	74.9%	76.8%	80.8%	82.0%	87.2%
Weighted Average	83.6%	86.5%	87.7%	88.1%	89.6%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which has been taken “out-of-service” for redevelopment and (ii) Market Center and 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	94.0%	94.0%	$179,907	$84.52	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	97.7%	97.7%	11,772	69.57	253,611	-	253,611	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	94.4%	94.4%	191,679	84.12	2,528,840	-	2,528,840
1301 Avenue of the Americas
Office	100.0%	89.2%	81.9%	117,643	85.56	1,698,309	-	1,698,309	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers
Retail / Paramount Club	100.0%	100.0%	89.6%	3,655	191.97	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	89.5%	82.1%	121,298	86.54	1,749,194	-	1,749,194
1325 Avenue of the Americas
Office	100.0%	97.3%	90.4%	48,595	68.13	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	96.7%	96.7%	1,479	95.79	15,502	-	15,502	La Grande Boucherie
	100.0%	97.3%	90.5%	50,074	68.57	824,885	-	824,885
31 West 52nd Street
Office	100.0%	65.8%	51.7%	36,975	95.75	747,767	-	747,767	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini
Retail	100.0%	87.1%	87.1%	4,919	124.47	25,915	-	25,915	Fogo De Chao, MoMA Design Store
	100.0%	66.5%	52.8%	41,894	97.34	773,682	-	773,682
900 Third Avenue
Office	100.0%	68.6%	68.6%	28,261	71.91	575,592	-	575,592	Shiseido, Tannenbaum Helpern Syracuse & Hirschtritt,
									Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,396	101.86	16,144	-	16,144	Bank of America
	100.0%	69.0%	69.0%	29,657	72.88	591,736	-	591,736
712 Fifth Avenue
Office	50.0%	80.5%	78.8%	45,028	121.70	469,077	-	469,077	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	24.1%	24.1%	8,187	455.10	74,423	-	74,423	Harry Winston
	50.0%	72.8%	71.3%	53,215	137.12	543,500	-	543,500
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,925	324.35	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		86.7%	82.4%	$498,742	$87.70	7,037,530	1,643,651	8,681,181
PGRE's share		86.9%	82.3%	$443,049	$84.87	6,489,592	82,347	6,571,939

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property has been taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	92.1%	92.1%	$160,991	$112.72	1,555,642	-	1,555,642	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	61.0%	61.0%	4,589	78.60	53,874	-	53,874	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	91.0%	91.0%	165,580	112.01	1,609,516	-	1,609,516
300 Mission Street
Office	31.1%	80.8%	80.8%	48,708	99.80	604,837	-	604,837	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,365	75.38	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	52,073	97.81	654,009	-	654,009
One Front Street
Office	100.0%	76.0%	76.0%	44,078	91.91	631,661	-	631,661	JPMorgan Chase, Coinbase, JLL, Cigna
Retail	100.0%	89.0%	89.0%	1,172	98.12	13,137	-	13,137	JPMorgan Chase
	100.0%	76.3%	76.3%	45,250	92.06	644,798	-	644,798
55 Second Street
Office	44.1%	85.4%	85.4%	26,885	85.24	369,935	-	369,935	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	928	113.17	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.7%	85.7%	27,813	85.89	377,417	-	377,417
Market Center (3)
Office	67.0%	46.8%	46.4%	29,949	86.88	744,584	-	744,584	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	0.6%	0.6%	155	-	5,940	-	5,940
	67.0%	46.4%	46.0%	30,104	86.88	750,524	-	750,524
111 Sutter Street (3)
Office	49.0%	53.1%	53.1%	11,878	91.31	247,010	-	247,010	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,699	66.82	29,358	-	29,358	24 Hour Fitness
	49.0%	56.7%	56.7%	13,577	87.31	276,368	-	276,368

San Francisco:
Weighted average		76.9%	76.9%	$334,397	$100.42	4,312,632	-	4,312,632
PGRE's share		74.9%	74.8%	$181,668	$99.07	2,441,570	-	2,441,570

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
These assets are being treated as non-core.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of June 30, 2024	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	241,854		241,854		$21,075	$86.83	3.4%
		Dec-2029	76,999		76,999		8,198	106.47	1.3%
		Dec-2030	25,157		25,157		2,451	96.87	0.4%
			344,010		344,010		31,724	91.96	5.1%
Allianz	1633 Broadway	Jan-2031	320,911		288,823		29,172	101.00	4.7%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,284	92.15	1.6%
		Sep-2034	179,286		179,286		17,898	95.51	2.9%
			290,875		290,875		28,182	94.22	4.5%
Morgan Stanley	1633 Broadway	Mar-2032	260,829		234,749		20,448	87.11	3.3%
Warner Music Group	1633 Broadway	Jul-2029	288,250		259,428		18,690	71.08	3.0%
Showtime Networks	1633 Broadway	Jan-2026	253,196		227,879		17,783	76.34	2.8%
Google	One Market Plaza	Apr-2025	339,833		166,518		16,645	99.53	2.7%
Wilson Sonsini	1301 Avenue of the Americas	Aug-2025	61,048		61,048		6,127	100.36	1.0%
	One Market Plaza	Oct-2032	84,224		41,270		4,979	120.67	0.8%
	31 West 52nd Street	Feb-2041	26,451	(3)	26,451	(3)	2,143	81.02	0.3%
			171,723		128,769		13,249	102.89	2.1%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	160,708	(4)	160,708	(4)	12,908	80.00	2.1%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308		159,308		12,047	74.24	1.9%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of June 30, 2024	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,555,637	21.7%	$139,095	22.3%
Technology and Media	1,454,999	20.3%	123,727	19.8%
Financial Services, all others	1,130,633	15.9%	108,764	17.4%
Financial Services - Commercial and Investment Banking	1,243,261	17.3%	107,553	17.2%
Insurance	400,965	5.6%	39,534	6.3%
Retail	160,099	2.2%	18,620	3.0%
Travel and Leisure	187,429	2.6%	12,828	2.1%
Consumer Products	121,732	1.7%	10,477	1.7%
Other Professional Services	109,363	1.5%	10,060	1.6%
Other	805,488	11.2%	54,059	8.6%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Excludes 105,756 square feet that is leased through February 2041 but is not currently occupied.
(4)
Excludes 29,499 square feet that is leased through February 2040 but is not currently occupied.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended June 30, 2024

Total square feet leased	198,505	177,858	20,647 (2)

PGRE's share of total square feet leased:	158,592	158,592	-
Initial rent (3)	$ 74.55	$ 74.55	$ -
Weighted average lease term (in years)	8.6	8.6	-
Tenant improvements and leasing commissions:
Per square foot	$ 110.56	$ 110.56	$ -
Per square foot per annum	$ 12.85	$ 12.85	$ -
Percentage of initial rent	17.2%	17.2%	- %
Rent concessions:
Average free rent period (in months)	11.0	11.0	-
Average free rent period per annum (in months)	1.3	1.3	-

Second generation space: (3)
Square feet	98,862	98,862	-
Cash basis:
Initial rent (3)	$ 71.28	$ 71.28	$ -
Prior escalated rent (3)	$ 70.60	$ 70.60	$ -
Percentage increase	1.0%	1.0%	- %
GAAP basis:
Straight-line rent	$ 68.45	$ 68.45	$ -
Prior straight-line rent	$ 70.86	$ 70.86	$ -
Percentage decrease	(3.4%)	(3.4%)	- %

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Represents leases executed at Market Center and 111 Sutter Street, which are treated as non-core assets and accordingly excluded from the statistics below.
(3)
See page 54 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Six Months Ended June 30, 2024

Total square feet leased	475,222	294,862	180,360 (2)

PGRE's share of total square feet leased:	329,114	268,112	61,002
Initial rent (3)	$ 71.58	$ 72.39	$ 68.00
Weighted average lease term (in years)	8.3	9.7	1.8
Tenant improvements and leasing commissions:
Per square foot	$ 96.53	$ 117.29	$ 5.32
Per square foot per annum	$ 11.69	$ 12.05	$ 3.04
Percentage of initial rent	16.3%	16.6%	4.5%
Rent concessions:
Average free rent period (in months)	5.7	7.0	-
Average free rent period per annum (in months)	0.7	0.7	-

Second generation space: (3)
Square feet	193,837	132,835	61,002
Cash basis:
Initial rent (3)	$ 69.87	$ 70.73	$ 68.00
Prior escalated rent (3)	$ 70.95	$ 70.25	$ 72.48
Percentage (decrease) increase	(1.5%)	0.7%	(6.2%)
GAAP basis:
Straight-line rent	$ 67.54	$ 67.37	$ 67.91
Prior straight-line rent	$ 75.77 (4)	$ 69.23	$ 90.02 (4)
Percentage decrease	(10.9%) (4)	(2.7%)	(24.6%) (4)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes an aggregate of 42,034 square feet leased at Market Center and 111 Sutter Street, which are treated as non-core assets and accordingly excluded from the statistics below.
(3)
See page 54 for our definition of this measure.
(4)
The negative mark-to-market on a GAAP basis was driven primarily by a FAS 141 below-market lease adjustment that was included in the prior GAAP rent. Excluding the below-market lease adjustment from the prior GAAP rent, the mark-to-market on a GAAP basis would have been negative 2.8% for the total portfolio and negative 3.1% for San Francisco.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,322	5,907	$769	$-	0.1%

3Q 2024	115,070	93,987	9,520	101.45	1.5%
4Q 2024	119,441	99,959	7,622	76.27	1.2%
Total 2024	234,511	193,946	17,142	88.44	2.7%

1Q 2025	149,362	123,758	11,405	92.51	1.8%
2Q 2025	503,225	297,522	29,658	99.54	4.6%
Remaining 2025	764,547	592,380	53,226	89.82	8.2%
Total 2025	1,417,134	1,013,660	94,289	92.99	14.6%
2026	1,520,129	1,016,143	91,458	87.67	14.1%
2027	326,304	246,388	22,778	92.11	3.5%
2028	361,089	265,211	21,096	79.56	3.3%
Thereafter	5,548,133	4,724,970	398,821	87.35	61.7%

Total portfolio excluding non-core assets (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	6,576	4,862	$698	$-	0.1%

3Q 2024	105,325	87,458	8,894	101.82	1.4%
4Q 2024	90,298	82,829	6,007	72.55	1.0%
Total 2024	195,623	170,287	14,901	87.55	2.4%

1Q 2025	118,020	107,063	9,741	91.13	1.6%
2Q 2025	496,116	292,759	29,153	99.44	4.7%
Remaining 2025	743,760	578,453	52,173	90.17	8.4%
Total 2025	1,357,896	978,275	91,067	93.04	14.7%
2026	1,430,513	958,436	85,990	87.29	13.9%
2027	266,873	213,657	19,436	90.57	3.1%
2028	180,619	147,180	11,924	81.01	1.9%
Thereafter	5,472,686	4,683,496	395,398	87.39	63.9%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Non-core assets consist of Market Center and 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$489	$-	0.1%

3Q 2024	83,487	76,758	7,427	96.92	1.6%
4Q 2024	90,006	82,686	5,994	72.49	1.3%
Total 2024	173,493	159,444	13,421	84.21	2.9%

1Q 2025	27,222	18,462	1,510	81.82	0.3%
2Q 2025	118,259	107,887	10,324	95.61	2.2%
Remaining 2025	303,023	260,107	23,992	92.24	5.2%
Total 2025	448,504	386,456	35,826	92.68	7.7%
2026	654,925	605,524	49,867	78.37	10.7%
2027	187,349	168,997	14,745	86.73	3.2%
2028	118,584	98,024	7,550	76.71	1.6%
Thereafter	4,512,767	4,217,576	343,526	84.57	73.8%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,726	3,486	$280	$-	0.2%

3Q 2024	31,583	17,229	2,093	121.62	1.2%
4Q 2024	29,435	17,273	1,628	94.41	0.9%
Total 2024	61,018	34,502	3,721	107.98	2.1%

1Q 2025	122,140	105,296	9,895	94.40	5.5%
2Q 2025	384,966	189,635	19,334	101.80	10.7%
Remaining 2025	461,524	332,273	29,234	87.92	16.2%
Total 2025	968,630	627,204	58,463	93.18	32.4%
2026	865,204	410,619	41,591	101.25	23.0%
2027	138,955	77,391	8,033	103.65	4.4%
2028	242,505	167,187	13,546	81.24	7.4%
Thereafter	1,035,366	507,394	55,295	109.02	30.5%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	3,980	2,441	$209	$-	0.1%

3Q 2024	21,838	10,700	1,467	136.80	1.0%
4Q 2024	292	143	13	117.49	-
Total 2024	22,130	10,843	1,480	136.60	1.0%

1Q 2025	90,798	88,601	8,231	93.08	5.3%
2Q 2025	377,857	184,872	18,829	101.69	12.3%
Remaining 2025	440,737	318,346	28,181	88.49	18.3%
Total 2025	909,392	591,819	55,241	93.28	35.9%
2026	775,588	352,912	36,123	102.43	23.5%
2027	79,524	44,660	4,691	104.87	3.0%
2028	62,035	49,156	4,374	89.66	2.8%
Thereafter	959,919	465,920	51,872	111.40	33.7%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Non-core assets consist of Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended June 30, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$9,182	$6,807	$2,367	$8
Second generation tenant improvements	10,821	10,610	211	-
Second generation leasing commissions	993	669	324	-
Total Capital Expenditures	20,996	18,086	2,902	8
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,051)	(229)	(822)	-
PGRE's share of Total Capital Expenditures	$19,945	$17,857	$2,080	$8

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$5,609	$5,609	$-	$-
Other	278	278	-	-
Total Redevelopment Expenditures	5,887	5,887	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$5,887	$5,887	$-	$-

	Three Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$20,117	$16,004	$3,778	$335
Second generation tenant improvements	4,319	2,917	1,402	-
Second generation leasing commissions	2,229	1,715	514	-
Total Capital Expenditures	26,665	20,636	5,694	335
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,841)	(78)	(1,763)	-
PGRE's share of Total Capital Expenditures	$24,824	$20,558	$3,931	$335

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$6,270	$6,270	$-	$-
Other	405	405	-	-
Total Redevelopment Expenditures	6,675	6,675	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$6,675	$6,675	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(1)
(unaudited and in thousands)

	Six Months Ended June 30, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$20,126	$15,248	$4,845	$33
Second generation tenant improvements	35,442	29,877	5,565	-
Second generation leasing commissions	1,742	1,412	330	-
Total Capital Expenditures	57,310	46,537	10,740	33
Amounts attributable to noncontrolling interests in consolidated joint ventures	(5,514)	(419)	(5,095)	-
PGRE's share of Total Capital Expenditures	$51,796	$46,118	$5,645	$33

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$9,817	$9,817	$-	$-
Other	315	315	-	-
Total Redevelopment Expenditures	10,132	10,132	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$10,132	$10,132	$-	$-

	Six Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$25,779	$19,992	$5,431	$356
Second generation tenant improvements	15,147	5,680	9,467	-
Second generation leasing commissions	3,939	2,271	1,668	-
Total Capital Expenditures	44,865	27,943	16,566	356
Amounts attributable to noncontrolling interests in consolidated joint ventures	(7,274)	(298)	(6,976)	-
PGRE's share of Total Capital Expenditures	$37,591	$27,645	$9,590	$356

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$8,925	$8,925	$-	$-
Other	868	868	-	-
Total Redevelopment Expenditures	9,793	9,793	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$9,793	$9,793	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

RESEARCH COVERAGE (1)

(1)

Camille Bonnel	Thomas Catherwood	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Evercore ISI
(416) 369-2140	(212) 738-6140	(212) 446-9462
camille.bonnel@bofa.com	tcatherwood@btig.com	steve.sakwa@evercoreisi.com

Dylan Burzinski	Vikram Malhotra	Ronald Kamdem
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(949) 640-8780	(212) 282-3827	(212) 296-8319
dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com

Blaine Heck	Andrew Rosivach
Wells Fargo	Wolfe Research
(443) 263-6529	(646) 582-9250
blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP. In the first quarter of 2024, we updated our presentation of Core FFO attributable to common stockholders, FAD attributable to common stockholders, Adjusted EBITDAre, NOI and Cash NOI to exclude the impact of Market Center and 111 Sutter Street, which we have designated as non-core assets. Accordingly, we have recast the presentation for all prior periods presented to reflect this change.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests. FAD payout ratio is calculated by dividing dividends declared on common stock by FAD attributable to common stockholders.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.